UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2016

NTELOS HOLDINGS CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51798 (Commission File Number)	36-4573125 (IRS Employer Identification No.)

1154 Shenandoah Village Drive, Waynesboro, Virginia 22980
(Address of Principal Executive Offices) (Zip Code)

(540) 946-3500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Compensatory Arrangements of Certain Officers
On February 29, 2016, the Compensation Committee (the “Committee”) of the Board of Directors of NTELOS Holdings Corp. (the “Company”) took the following actions relating to executive compensation:
2015 Team Incentive Plan (“TIP”) and Bonus Payments
After reviewing the Company’s consolidated financial results for 2015 and considering the Company’s 2015 targets under the Company’s 2015 Team Incentive Plan, as described in the Company’s proxy statement for the 2015 Annual Meeting of Stockholders, and reviewing each executive’s achievement of individual performance goals, including performance following the announcement of the proposed merger with Shenandoah Telecommunications Company (the “Merger”), the Committee certified and approved final incentive and bonus payments to the Company’s named executive officers. Based upon such review, the Committee authorized the following payments to the named executive officers in the amounts set forth in the table below.

Name	Office	Final 2015 TIP/Bonus Payout
Stebbins B. Chandor Jr.	EVP, Chief Financial Officer and Treasurer	$213,418
Brian J. O’Neil	EVP, General Counsel and Secretary	$182,325
Robert L. McAvoy Jr.	EVP, Chief Technology Officer	$182,221
S. Craig Highland	SVP, Finance and Corporate Development	$108,248

In addition, the Committee reviewed the performance of Rodney D. Dir as provided by the terms of the Professional Services Agreement dated as of February 1, 2015, between the Company and Mr. Dir, pursuant to which Mr. Dir served as Chief Executive Officer of the Company through December 31, 2015 and, following such review, authorized the bonus payment of $350,000 in accordance with the terms of the Professional Services Agreement.

2013 Performance Stock Units (“PSUs”) - Year 3 Operating Goal and TSR Achievement
After considering the annual operating goal for 2015 related to profitable retail growth rate for the Company’s PSUs granted in 2013, as more fully described in the Company’s Proxy Statement for the 2015 Annual Meeting of Stockholders, the Committee certified and approved achievement for that portion of the 2013 PSUs for each of the Company’s named executive officers, as follows:

Name	Office	2013 PSUs - Year 3 Operating Goal Achievement (PSUs #)
Stebbins B. Chandor Jr.	EVP, Chief Financial Officer and Treasurer	135
Brian J. O’Neil	EVP, General Counsel and Secretary	115
Robert L. McAvoy Jr.	EVP, Chief Technology Officer	73
S. Craig Highland	SVP, Finance and Corporate Development	59

The Committee also reviewed and certified the total shareholder return component of the 2013 PSUs awards at 0% achievement for each of the Company’s named executive officers.

2014 Performance Stock Units (“PSUs”) - Year 2 Operating Goal Achievement
After considering the annual operating goal for 2015 related to profitable retail growth rate for the Company’s PSUs granted in 2014, as more fully described in the Company’s Proxy Statement for the 2015 Annual Meeting of Stockholders, the Committee certified and approved achievement for that portion of the 2014 PSUs for each of the Company’s named executive officers, as follows:

Name	Office	2014 PSUs - Year 2 Operating Goal Achievement (PSUs #)
Stebbins B. Chandor Jr.	EVP, Chief Financial Officer and Treasurer	102
Brian J. O’Neil	EVP, General Counsel and Secretary	87
Robert L. McAvoy Jr.	EVP, Chief Technology Officer	79
S. Craig Highland	SVP, Finance and Corporate Development	44
2016 Base Salaries
After considering a competitive market review of base salaries for corresponding positions and reviewing each executive’s performance and responsibility levels, the Committee set the annual base salary of the Company’s executive officers. The annual base salary approved by the Committee for each of the named executive officers is set forth in the table below.

Name	Office	Annual Base Salary

Stebbins B. Chandor Jr.	EVP, Chief Financial Officer and Treasurer	$362,457
Brian J. O’Neil	EVP, General Counsel and Secretary	$309,000
Robert L. McAvoy Jr.	EVP, Chief Technology Officer	$280,000
S. Craig Highland	SVP, Finance and Corporate Development	$205,588
The Company previously disclosed in a current report on Form 8-K filed by the Company on December 23, 2015 (the “2015 Form 8-K”) that it had entered into a new Professional Services Agreement (the “Professional Services Agreement”) with Rodney D. Dir to serve as Chief Executive Officer of the Company as an independent contractor until December 31, 2016. The Professional Services Agreement provides for payment for services at an annualized rate of $446,250.
2016 Team Incentive Plan
After considering a competitive market review of cash incentive payments as a percentage of base salary, the Committee approved the 2016 Team Incentive Plan for our named executive officers (the “2016 Plan”). The 2016 Plan establishes the performance measures for fiscal 2016 incentive payouts for the Company’s executive officers, including its named executive officers. Under the 2016 Plan, Messrs. Chandor, O’Neil and McAvoy each have a target individual payout percentage of 60% of their respective annual base salary and Mr. Highland has a target individual payout percentage of 50%.
The 2016 Plan incentive payouts are tied to the achievement of Company’s performance goals (“Plan Goals”) in 2016 in the areas of Service Revenue (as defined in the 2016 Plan) (30% weighting); Subscribers (30% weighting) and Adjusted Cash Balance (as defined in the 2016 Plan) (40% weighting). The incentive payouts may be increased to a maximum of 200% of the target payout upon maximum achievement of each Plan Goal and decreased to a minimum of zero upon achievement below the minimum required payout level for each Plan Goal.
The 2016 Plan provides for an individual incentive award that is equal to the product of (i) the target percentage of the individual’s eligible base salary, (ii) an individual payout percentage up to a maximum percentage provided for in the 2016

Plan (as finally determined based on achievement of individual performance objectives) and (iii) the weighted company performance percentage, subject to a maximum incentive payout tied to the Company’s performance in 2016 on Plan Goals. The final incentive amounts paid, if any, shall be determined and certified by the Compensation Committee based on the achievement of the Company performance measures and the individual performance factors. In the event the proposed Merger closes during 2016, the 2016 Plan provides for a ratable payout to the Company’s executive officers, including its named executive officers, at 100% achievement level.

As previously disclosed in the 2015 8-K, the Professional Services Agreement with Mr. Dir provides for a bonus incentive of $325,000 for the full year ending December 31, 2016.

2016 Equity Award Grants
On February 29, 2016, the Committee approved the following phantom stock award grants under the Company’s 2010 Equity and Cash Incentive Plan, which vest ratably over a three-year period through the closing date of the Merger, or, in the event of a termination of the proposed Merger, in three years from the grant date, subject to certain accelerated vesting provisions, payable, at the Company’s option, in either shares of the Company’s common stock or cash equal to the then market value of such shares, to the following named executive officers with respect to the number of underlying shares of the Company’s common stock set forth opposite such officer’s name:

Name	Office	Number of Shares underlying Phantom Stock Award
Stebbins B. Chandor Jr.	EVP, Chief Financial Officer and Treasurer	49,354
Brian J. O’Neil	EVP, General Counsel and Secretary	42,075
Robert L. McAvoy Jr.	EVP, Chief Technology Officer	38,126
S. Craig Highland	SVP, Finance and Corporate Development	22,395

A form of the Phantom Stock Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

As previously disclosed in the 2015 8-K and related Form 4 filed on January 6, 2016, the Company granted a phantom stock award relating to 58,124 underlying shares of the Company’s common stock to Mr. Dir on January 4, 2016, as contemplated by the Professional Services Agreement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

10.1	Form of Phantom Stock Agreement for named executive officers

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.
Date: March 3, 2016

NTELOS HOLDINGS CORP.

By:	/s/ Brian J. O’Neil
Brian J. O’Neil
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Form of Phantom Stock Agreement for named executive officers